                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2002 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.32162%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $679,078,890.31

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1582                         $679,078,890.31
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,148,175.23
Unscheduled Principal Collection/Reversals                           $413,761.74
Liquidations-in-full                                      16       $7,253,809.21
Net principal Distributed                                          $8,815,746.18     ($8,815,746.18)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1566                         $670,263,144.13

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,956,317.43

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $379,531.68

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $12,392,531.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2002 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.32162%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $8,815,746.18     $3,576,785.75             $0.00     $3,576,785.75             $0.00    $12,392,531.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,107,127.32         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $9,491,030.81
                CB2                $3,728,620.53
                CB3                $2,033,791.75
                CB4                $1,355,862.83
                CB5                $1,016,894.87
                CB6                $1,016,897.87
                              __________________
                Total             $18,643,098.66
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2001):

SERIES:  2001-ms15              POOL NUMBER:  Group 1 = 1802, 1803, 1804

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $670,263,144.13**        $2,107,127.32***        $2,107,127.32***
Number:                         1566                      6                       6
% of Pool:                    100.00%                  0.31%                   0.31%
(Dollars)
% of Pool:                    100.00%                  0.38%                   0.38%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2002 scheduled payments and December 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2001.

Trading Factor, calculated as of distribution date : 0.59631135.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2002, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2002 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.46015%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $444,936,513.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1027                         $444,936,513.44
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $376,807.19
Unscheduled Principal Collection/Reversals                           $166,995.42
Liquidations-in-full                                       3       $1,055,841.38
Net principal Distributed                                          $1,599,643.99     ($1,599,643.99)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1024                         $443,336,869.45

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,570,537.90

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $175,202.79

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $3,994,979.10

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2002 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.46015%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $1,599,643.99     $2,395,335.11             $0.00     $2,395,335.11             $0.00     $3,994,979.10

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class DB1, DB2, DB3, DB4,
DB5, DB6 Certificates immediately after the principal and interest distribution on 01/25/2002 are as follows:

                Class       Class Principal Balance
                DB1                $6,001,558.38
                DB2                $2,889,640.33
                DB3                $1,778,239.74
                DB4                $1,111,400.59
                DB5                  $666,839.15
                DB6                  $889,121.03
                              __________________
                Total             $13,336,799.23
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2001):

SERIES:  2001-ms15              POOL NUMBER:  Group 2 = 1805, 1806

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $443,336,869.45**                $0.00***                $0.00***
Number:                         1024                      0                       0
% of Pool:                    100.00%                  0.00%                   0.00%
(Dollars)
% of Pool:                    100.00%                  0.00%                   0.00%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2002 scheduled payments and December 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2001.

Trading Factor, calculated as of distribution date : 0.39442242.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2002, and unscheduled prepayments in months prior to January ) can be calculated.